3rd Quarter 2012 Supplemental Information


SAFEWAY
VONS

Retail Opportunity Investments Corp.
www.roicreit.com

Overview

Our Company

Retail Opportunity Investments Corporation (Nasdaq:ROIC) (the "Company") is a fully-integrated real estate company that qualifies as a REIT for U.S. federal income tax purposes. The Company is focused on investing in, acquiring, owning, leasing, repositioning and managing a diverse portfolio of necessity-based retail properties, including, well-located community and neighborhood shopping centers, anchored by national or regional supermarkets and drugstores. The Company targets properties strategically situated in densely populated markets in western and eastern regions of the United States. Additional company information is available www.roicreit.com.

Forward Looking Information

Certain information contained herein may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, risks associated with the Company's ability to identify and acquire retail real estate and real estate-related debt investments that meet the Company's investment standards and the time period required for the Company to acquire its initial portfolio of target assets; the level of rental revenue and net interest income the Company achieves from its target assets; the market value of the Company's assets and the supply of, and demand for, retail real estate and real estate-related debt investments in which the Company invests; the conditions in the local markets in which the Company operates, as well as changes in national economic and market conditions; consumer spending and confidence trends; the Company's ability to enter into new leases or to renew leases with existing tenants at the properties at favorable rates; the Company's ability to anticipate changes in consumer buying practices and the space needs of tenants; the competitive landscape impacting the properties the Company acquires and their tenants; the Company's relationships with its tenants and their financial condition; the Company's use of debt as part of its financing strategy and its ability to make payments or to comply with any covenants under any borrowings or other debt facilities; the level of the Company's operating expenses, including amounts we are required to pay to the Company's management team and to engage third party property managers; changes in interest rates that could impact the market price of the Company's common stock and the cost of the Company's borrowings; and legislative and regulatory changes (including changes to laws governing the taxation of REITs). Additional information regarding these and other factors is described in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K. and the Company's Quarterly Reports on Form 10-Q. Forward looking statements are based on estimates as of the date of this supplemental data. The Company disclaims any obligation to publicly release the results of any revisions to these forward looking statements reflecting new estimates, events or circumstances after the date of this supplemental data. For further information, please refer to the Company's filings with the Securities and Exchange Commission.

Supplemental Information

The enclosed information should be read in conjunction with the Company's filings with the Securities and Exchange Commission, including but not limited to, the Company's Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles ("GAAP").

Table of Contents

Page

Financial Data

Portfolio Data

Balance Sheets

(unaudited, dollars in thousands)

	As Of			
	09/30/12	06/30/12	03/31/12	12/31/11
Assets:				
Real Estate Investments:				
Land	$ 214,378	$ 193,682	$ 176,194	$ 167,192
Buildings and improvements	512,099	488,429	449,999	413,641
Less: accumulated depreciation and amortization	(26,987)	(22,638)	(18,376)	(14,451)
	699,491	659,473	607,817	566,381
Mortgage notes receivable	10,000	10,000	10,000	10,000
Investment in and advances to unconsolidated joint ventures	15,078	26,710	26,650	26,243
Real Estate Investments, net	724,569	696,183	644,467	602,624
Cash and cash equivalents	23,489	10,154	10,739	34,318
Restricted cash	1,912	1,720	1,703	1,231
Tenant and other receivables	10,940	9,414	7,721	6,896
Deposits	2,600	1,850	500	500
Acquired lease intangible asset, net of accumulated amortization	35,987	34,059	32,297	32,024
Prepaid expenses	586	871	981	673
Deferred charges, net of accumulated amortization	19,378	15,623	14,970	15,342
Other assets	968	855	852	826
TOTAL ASSETS	$ 820,428	$ 770,730	$ 714,230	$ 694,433
Liabilities:				
Term Loan	$ 200,000	$ 110,000	$ 110,000	$ 110,000
Credit Facilities	-	64,000	15,000	-
Mortgage notes payable	60,411	60,882	67,864	59,906
Acquired lease intangibles liability, net of accumulated amortization	52,335	51,854	46,735	46,701
Accounts payable and accrued expenses	8,038	4,656	5,420	7,475
Tenants' security deposits	1,864	1,787	1,578	1,553
Other liabilities	25,676	23,296	18,001	18,309
TOTAL LIABILITIES	348,323	316,475	264,598	243,944
Equity:				
Common stock, $.0001 par value 500,000,000 shares authorized	5	5	5	5
Additional paid-in-capital	522,532	498,473	487,206	484,194
Accumulated deficit	(31,187)	(26,616)	(24,453)	(19,618)
Accumulated other comprehensive loss	(19,248)	(17,609)	(13,128)	(14,095)
Total Retail Opportunity Investments Corp. shareholders' equity	472,102	454,253	449,630	450,487
Noncontrolling interests	2	2	2	2
TOTAL EQUITY	472,105	454,255	449,632	450,489
TOTAL LIABILITIES AND EQUITY	$ 820,428	$ 770,730	$ 714,230	$ 694,433

The Company's Form 10-Q for the quarters ended September 30,2012 and 2011, June 30, 2012 and 2011 and March 31, 2012 and 2011, and Form 10-K for the year ended December 31, 2011 should be read in conjunction with the above information.

The above does not purport to disclose all items required under GAAP.

ROIC

Income Statements

(unaudited, in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended	
	09/30/12	09/30/11	09/30/12	09/30/11
Revenues:				
Base rents	$ 15,197	$ 10,470	$ 42,735	$ 26,441
Recoveries from tenants	3,503	2,656	10,019	6,945
Mortgage receivable	190	430	902	1,704
TOTAL REVENUES	18,889	13,555	53,655	35,090
Operating Expenses:				
Property operating	3,073	2,195	9,324	5,284
Property taxes	1,782	1,259	5,115	3,562
Depreciation and amortization	7,071	5,890	20,738	14,661
General & Administrative Expenses	3,700	2,428	8,716	7,254
Acquisition transaction costs	194	1,347	947	1,776
TOTAL OPERATING EXPENSES	15,819	13,119	44,841	32,536
NET OPERATING INCOME	3,070	436	8,814	2,554
Non-Operating Income (Expenses):				
Interest Expense and other finance expenses	(3,094)	(1,739)	(8,145)	(3,733)
Gain on consolidation of joint ventures	2,145	-	2,145	-
Gain on bargain purchase	-	3,687	3,864	9,449
Equity in income of unconsolidated joint ventures	497	160	1,481	1,138
Interest Income	0	1	11	14
TOTAL NON-OPERATING INCOME (EXPENSES)	(451)	2,108	(643)	6,867
NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP.	$ 2,619	$ 2,544	$ 8,171	$ 9,422
NET INCOME PER COMMON SHARE - BASIC	$ 0.05	$ 0.06	$ 0.16	$ 0.22
NET INCOME PER COMMON SHARE - DILUTED	$ 0.05	$ 0.06	$ 0.16	$ 0.22
Weighted average common shares outstanding - basic	51,441	41,974	50,483	41,929
Weighted average common shares outstanding - diluted	53,446	42,052	51,265	41,997

The Company's Form 10-Q for the quarters ended September 30,2012 and 2011, June 30, 2012 and 2011 and March 31, 2012 and 2011, and Form 10-K for the year ended December 31, 2011 should be read in conjunction with the above information.

The above does not purport to disclose all items required under GAAP.

ROIC

Funds From Operations

(unaudited, in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended	
	09/30/12	09/30/11	09/30/12	09/30/11
Funds from Operations: (FFO)(1)				
Net income for the period	$ 2,619	$ 2,544	$ 8,171	$ 9,422
Plus:				
Real property depreciation	3,606	2,630	10,389	6,420
Amortization of tenant improvements and allowances	1,028	763	3,183	1,953
Amortization of deferred leasing costs	2,949	3,078	8,891	7,768
FUNDS FROM OPERATIONS - BASIC	**$ 10,203**	**$ 9,015**	**$ 30,634**	**$ 25,563**
FUNDS FROM OPERATIONS - DILUTED	**$ 10,203**	**$ 9,015**	**$ 30,634**	**$ 25,563**
FUNDS FROM OPERATIONS PER SHARE - BASIC	**$ 0.20**	**$ 0.21**	**$ 0.61**	**$ 0.61**
FUNDS FROM OPERATIONS PER SHARE - DILUTED	**$ 0.19**	**$ 0.21**	**$ 0.60**	**$ 0.61**
Weighted average common shares outstanding - basic	51,441	41,974	50,483	41,929
Weighted average common shares outstanding - diluted	53,446	42,052	51,265	41,997
Common dividends per share	**$ 0.14**	**$ 0.10**	**$ 0.39**	**$ 0.27**
Cash Dividend	**$ 7,226**	**$ 4,168**	**$ 19,743**	**$ 11,301**
Modified Funds from Operations: (MFFO)				
Funds From Operations	$ 10,203	$ 9,015	$ 30,634	$ 25,563
Plus: Acquisition transaction costs	194	1,347	947	1,776
MODIFIED FUNDS FROM OPERATIONS - BASIC	**$ 10,397**	**$ 10,362**	**$ 31,582**	**$ 27,339**
MODIFIED FUNDS FROM OPERATIONS - DILUTED	**$ 10,397**	**$ 10,362**	**$ 31,582**	**$ 27,339**
MODIFIED FUNDS FROM OPERATIONS PER SHARE - BASIC	**$ 0.20**	**$ 0.25**	**$ 0.63**	**$ 0.65**
MODIFIED FUNDS FROM OPERATIONS PER SHARE - DILUTED	**$ 0.19**	**$ 0.25**	**$ 0.62**	**$ 0.65**
Dividend/FFO	**71%**	**46%**	**64%**	**44%**
Dividend/MFFO	**70%**	**40%**	**63%**	**41%**

(1) - Funds from operations ("FFO"), is a widely-recognized non GAAP financial measure for REIT's that the Company believes when considered with financial statements determined in accordance with GAAP, provides additional and useful means to assess our financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP.

The Company computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common shareholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring and sales of property, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The Company considers FFO a meaningful, additional measure of operating performance because it primarily excludes the assumption that the value of its real estate assets diminishes predictably over time and industry analysts have accepted it as a performance measure. However, FFO:

- does not represent cash flows from operating activities in accordance with GAAP (which, unlike FFO, generally reflects all cash effects of transactions and other events in the determination of net income); and
- should not be considered an alternative to net income as an indication of our performance.

FFO as defined by us may not be comparable to similarly titled items reported by other real estate investment trusts due to possible differences in the application of the NAREIT definition used by such REITs.

The Company's Form 10-Q for the quarters ended September 30,2012 and 2011, June 30, 2012 and 2011 and March 31, 2012 and 2011, and Form 10-K for the year ended December 31, 2011 should be read in conjunction with the above information

The above does not purport to disclose all items required under GAAP.

Summary of Debt Outstanding

(unaudited, dollars in thousands)

	Outstanding Balance	Actual Interest Rate	GAAP Interest Rate (1)	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt:					
Gateway Village I Loan	6,757	5.6%	3.8%	02/01/14	2.6%
Gateway Village II Loan	6,910	5.7%	3.8%	05/01/14	2.7%
Euclid Plaza Loan	8,355	5.2%	5.2%	11/01/14	3.2%
Country Club Gate Loan	12,537	5.0%	4.2%	01/01/15	4.8%
Renaissance Town Center Loan	16,826	5.1%	4.8%	06/01/15	6.5%
Gateway Village III Loan	7,483	6.1%	4.8%	07/01/16	2.9%
Interest Rate Swaps	150,000	4.8%	4.8%	Various	57.9%
Total Fixed Rate Debt	$ 208,869	4.9%	4.7%		80.7%
Variable Rate Debt:					
Credit Facility	-	1.8%	1.8%	09/20/14	0.0%
Term Loan Facility	200,000	1.8%	2.0%	09/20/15	77.3%
Interest Rate Swaps	(150,000)				
Total Variable Rate Debt:	$ 50,000	1.8%			19.3%
TOTAL DEBT	$ 258,869	3.4%	3.4%		100.0%
Net Unamortized Premiums on Mortgages	1,542				
TOTAL DEBT - NET	$ 260,411				

Principal Maturities

Principal Maturities	Principal Amortization	Principal due at Maturity	Credit facilities	Total	Percentage of Debt Maturing
2012	$ 206	-	-	$ 206	0.1%
2013	981	-	-	981	0.4%
2014	788	21,306	-	22,093	8.5%
2015	208	28,169	-	28,377	11.0%
2016	41	7,172	-	7,213	2.8%
2017	-	-	200,000	200,000	77.3%
	$ 2,224	$ 56,648	$ 200,000	$ 258,870	100.0%
Net Unamortized Premiums on Mortgages				1,542	
				$ 260,411	

Summary of Unencumbered/Encumbered properties (2)

	# of Properties	GLA	%
Unencumbered properties	35	3,475,115	91.2%
Encumbered properties	4	335,023	8.8%
	39	3,810,138	100.0%

(1) - Reflects the market interest rate at the date the mortgage was assumed.

(2) - Does not include unconsolidated joint ventures.

2012 Property Acquisitions

(dollars in thousands)

Shopping Centers	Location	Date Acquired	% Owned		Purchase Amount	GLA
1Q 2012						
Gateway Shopping Center	Marysville, WA	02/16/12	100.0%	$	29,500	101,250
Euclid Plaza	San Diego, CA	03/29/12	100.0%		15,900	75,659
Total 1Q 2012					45,400	176,909
2Q 2012						
Aurora Square	Shoreline, WA	05/02/12	100.0%	$	4,192	38,030
Marlin Cove	Foster City, CA	05/04/12	100.0%		17,380	73,186
Seabridge Marketplace	Oxnard, CA	05/31/12	100.0%		19,091	93,784
Green Valley Station	Cameron Park, CA	06/15/12	100.0%		8,370	52,245
Total 2Q 2012					49,033	257,245
3Q 2012						
The Village at Novato	Novato, CA	07/24/12	100.0%	$	10,500	20,043
Glendora Shopping Center	Glendora, CA	08/01/12	100.0%		14,850	106,535
Wilsonville Old Town Square	Wilsonville, OR	08/01/12	100.0%		14,901	49,937
Total 3Q 2012					40,251	176,515
Total 2012 Acquisitions				$	134,684	610,669

The above does not purport to disclose all items required under GAAP.

Property Portfolio

(dollars in thousands)

Shopping Centers	City	State	% Owned	Date Acquired	GLA	% Leased	ABR (1)	Major Tenants
Stabilized Shopping Centers								
Northern California								
Norwood Shopping Center	Sacramento	CA	100.0%	04/06/10	88,851	97.1%	$ 1,165	Viva Supermarket, Rite Aid, Citi Trends
Pleasant Hill Marketplace	Pleasant Hill	CA	100.0%	04/08/10	69,715	100.0%	1,343	Buy Buy Baby, Office Depot, Basset Furniture
Pinole Vista Shopping Center	Pinole	CA	100.0%	01/06/11	165,025	98.8%	1,696	Kmart, SaveMart (Lucky) Supermarket (2)
Mills Shopping Center	Rancho Cordova	CA	100.0%	02/17/11	239,081	86.7%	2,389	Warehouse Markets, UEI College, Dollar Tree
Morada Ranch	Stockton	CA	100.0%	05/16/11	101,842	98.1%	2,143	Raleys Supermarket
Country Club Gate Center	Pacific Grove	CA	100.0%	07/08/11	109,331	93.3%	1,776	SaveMart(Lucky) Supermarket, Rite Aid
Marlin Cove	Foster City	CA	100.0%	05/04/12	73,186	88.4%	1,311	99 Ranch Market
The Village at Novato	Novato	CA	100.0%	07/24/12	20,043	90.6%	1,311	Trader Joe's
Northern California Totals					**867,074**	**93.5%**	**13,135**	
Southern California								
Paramount Plaza	Paramount	CA	100.0%	12/22/09	95,062	96.5%	1,729	Fresh & Easy, Rite Aid, TJ Maxx
Santa Ana Downtown Plaza	Santa Ana	CA	100.0%	01/26/10	100,305	100.0%	1,767	Kroger(Food 4 Less) Supermarket, FAMSA
Gateway Village	Chino Hills	CA	100.0%	12/17/10	96,959	100.0%	2,724	Sprouts Farmers Market
Sycamore Creek	Corona	CA	100.0%	09/30/10	74,198	91.7%	1,458	Safeway (Vons) Supermarket, CVS (2)
Marketplace Del Rio	Oceanside	CA	100.0%	01/03/11	177,136	99.6%	3,136	Stater Brothers Supermarket,Walgreens, Ace Hardware
Renaissance Towne Centre	San Diego	CA	100.0%	08/03/11	53,074	100.0%	1,989	CVS
Desert Springs Marketplace	Palm Desert	CA	100.0%	02/17/11	105,157	95.8%	2,264	Kroger (Ralph's) Supermarket, Rite Aid
Euclid Plaza	San Diego	CA	100.0%	03/29/12	75,659	100.0%	1,200	Vallarta Supermarket, Walgreens
Seabridge Marketplace	Oxnard	CA	100.0%	05/31/12	93,784	94.0%	1,338	Von's Supermarket
Glendora Shopping Center	Glendora	CA	100.0%	08/01/12	106,535	94.3%	1,311	Albertson's Supermarket
Southern California Totals					**977,869**	**97.3%**	**18,916**	
Portland Metropolitan								
Vancouver Market Center	Vancouver	WA	100.0%	06/17/10	118,385	93.8%	893	Albertsons Supermarket
Happy Valley Town Center	Happy Valley	OR	100.0%	07/14/10	132,896	97.3%	2,603	New Seasons Supermarket
Oregon City Point	Oregon City	OR	100.0%	07/14/10	35,305	76.7%	791	Starbucks,West Coast Bank, FedEx Kinko's
Cascade Summit Town Square	West Linn	OR	100.0%	08/20/10	95,508	100.0%	1,441	Safeway Supermarket
Heritage Market Center	Vancouver	WA	100.0%	09/23/10	107,468	95.1%	1,536	Safeway Supermarket
Division Crossing	Portland	OR	100.0%	12/22/10	98,321	57.5%	649	Rite Aid
Halsey Crossing	Gresham	OR	100.0%	12/22/10	99,428	98.6%	813	Safeway Supermarket, Dollar Tree
Hillsboro Market Center	Hillsboro	OR	100.0%	11/23/11	156,021	98.4%	2,228	Albertson's Supermarket, Dollar Tree, Marshalls
Wilsonville Old Town Square	Wilsonville	OR	100.0%	07/15/10	49,937	95.0%	944	Kroger (Fred Meyer) (2)
Portland Metropolitan Totals					**893,269**	**91.9%**	**11,899**	

ROIC

Property Portfolio, cont.

(dollars in thousands)

Shopping Centers	City	State	% Owned	Date Acquired	GLA	% Leased	ABR (1)	Major Tenants
Seattle Metropolitan								
Meridian Valley Plaza	Kent	WA	100.0%	02/01/10	51,597	100.0%	619	Kroger (QFC) Supermarket
The Market at Lake Stevens	Lake Stevens	WA	100.0%	03/11/10	74,130	100.0%	1,308	Haggen Food & Pharmacy
Crossroads (3)	Bellevue	WA	49.0%	12/23/10	445,755	96.9%	6,984	Kroger (QFC) Supermarket, Bed Bath & Beyond, Sports Authority
Canyon Park Shopping Center	Bothell	WA	100.0%	07/29/11	123,627	96.4%	1,385	Albertson's Supermarket, Rite Aid
Hawks Prairie Shopping Center	Lacey	WA	100.0%	09/09/11	154,781	100.0%	1,784	Safeway Supermarket, Dollar Tree, Big Lots
The Kress Building	Seattle	WA	100.0%	09/30/11	73,563	100.0%	1,713	IGA Supermarket, J.C. Penney
Gateway Shopping Center	Marysville	WA	100.0%	02/16/12	101,250	100.0%	2,277	WinCo Foods (2), Rite Aid, Ross Dress For Less,
Aurora Square	Shoreline	WA	100.0%	05/02/12	38,030	100.0%	309	Central Supermarkets
Seattle Metropolitan Totals					**1,062,733**	**98.3%**	**16,379**	
STABILIZED SHOPPING CENTERS					**3,800,945**	**95.4%**	**$ 60,329**	
100% Owned					**3,355,190**	**95.3%**	**53,345**	
Joint Venture					**445,755**	**96.9%**	**6,984**	
Total					**3,800,945**	**95.4%**	**$ 60,329**	
Repositioning Shopping Centers								
Phillips Village	Pomona	CA	100.0%	02/02/10	123,872	59.0%	$ 1,061	Fresh Choice Supermarket
Claremont Promenade	Claremont	CA	100.0%	09/23/10	91,529	89.2%	1,270	Super King Supermarket
Nimbus Village	Rancho Cordova	CA	100.0%	02/17/11	71,318	68.0%	787	Spaghetti Factory Restaurant, Cattlemens Restaurant
Round Hill Square Shopping Center	Zephyr Cove	NV	100.0%	09/21/11	115,984	78.6%	1,656	Safeway Supermarket, US Postal Service
Green Valley Station	Cameron Park	CA	100.0%	06/15/12	52,245	72.0%	694	CVS
REPOSITIONING SHOPPING CENTERS					**454,948**	**73.0%**	**5,467**	
TOTAL PROPERTY PORTFOLIO					**4,255,893**	**93.1%**	**65,796**	

(1) - Annual base rent ("ABR") is equal to monthly rent, on an annualized basis, at June 30, 2012. Annual base rent does not include concessions or future rent increases.
(2) - These retailers own their own space and are not tenants of the Company.
(3) - Includes 100 percent of properties owned by unconsolidated joint ventures.

Top Ten Tenants

(Based on ABR for Wholly-owned Properties)

	Tenant	Number of Leases		ABR	Percent of Total ABR	GLA	Percent of Total Leased GLA
1	Safeway	7	$	3,118	5.3%	345,253	9.8%
2	Rite Aid	7		2,100	3.5%	147,765	4.2%
3	Albertsons Supermarket	4		1,354	2.3%	201,445	5.7%
4	Kroger / QFC	3		1,327	2.2%	112,033	3.2%
5	J.C. Penney	1		1,112	1.9%	47,667	1.4%
6	Raley's	1		1,065	1.8%	65,508	1.9%
7	JP Morgan Chase	8		864	1.5%	31,965	0.9%
8	Haggen Food & Pharmacy	1		836	1.4%	53,500	1.5%
9	New Seasons Market	1		800	1.4%	50,000	1.4%
10	K Mart / Sears	3		692	1.2%	119,487	3.4%
		36	$	13,268	22.4%	1,174,623	33.3%

The above does not purport to disclose all items required under GAAP.

Lease Expiration Schedule

(Wholly-owned Properties)

Anchor Tenants

	Number of Leases Expiring	Leased GLA	Percent of Total Leased GLA	ABR Per Sq. Ft.	Percent of Total ABR
2012	-	-	0.0%	$ -	0.0%
2013	-	-	0.0%	-	0.0%
2014	2	72,155	3.8%	13.42	1.6%
2015	4	145,926	7.8%	6.37	1.6%
2016	5	193,552	10.3%	7.79	2.5%
2017	6	186,156	9.9%	9.74	3.1%
2018	7	169,819	9.0%	12.55	3.6%
2019	5	132,174	7.0%	14.45	3.2%
2020	4	136,920	7.3%	6.09	1.4%
2021+	19	842,542	44.8%	13.06	18.6%
	52	1,879,244	100.0%	$ 11.23	35.6%

Non-Anchor Tenants

	Number of Leases Expiring	Leased GLA	Percent of Total Leased GLA	ABR Per Sq. Ft.	Percent of Total ABR
2012	27	59,086	3.6%	$ 20.55	2.1%
2013	90	174,968	10.6%	24.87	7.3%
2014	99	195,420	11.9%	22.89	7.6%
2015	124	292,596	17.8%	21.84	10.8%
2016	109	232,480	14.1%	23.12	9.1%
2017	109	269,538	16.4%	22.63	10.3%
2018	31	97,792	5.9%	23.43	3.9%
2019	13	54,088	3.3%	23.90	2.2%
2020	9	56,796	3.5%	21.32	2.0%
2021+	51	211,479	12.9%	25.65	9.2%
	662	1,644,243	100.0%	$ 23.19	64.4%

All Tenants

	Number of Leases Expiring	Leased GLA	Percent of Total Leased GLA	ABR Per Sq. Ft.	Percent of Total ABR
2012	27	59,086	1.7%	$ 20.55	2.1%
2013	90	174,968	5.0%	24.87	7.3%
2014	101	267,575	7.6%	20.34	9.2%
2015	128	438,522	12.4%	16.69	12.4%
2016	114	426,032	12.1%	16.15	11.6%
2017	115	455,694	12.9%	17.37	13.4%
2018	38	267,611	7.6%	16.53	7.5%
2019	18	186,262	5.3%	17.20	5.4%
2020	13	193,716	5.5%	10.56	3.5%
2021+	70	1,054,021	29.9%	15.59	27.7%
	714	3,523,487	100.0%	$ 16.81	100.0%

Anchor tenants are leases equal to or greater than 15,000 square feet.
Does not assume exercise of renewal options

ROIC

Leasing Summary

(Wholly-owned Properties)

New Leases

	For the Three Months Ended September 30, 2012			For the Nine Months Ended September 30, 2012		
	Non-Anchors	Anchors	Total	Non-Anchors	Anchors	Total
Number of Leases	26	1	27	87	2	89
Gross Leasable Area (sq. ft.)	63,838	7,653	71,491	175,698	55,385	231,083
Initial Base Rent ($/sq. ft.)	$ 17.59	$ 8.50	$ 16.62	$ 20.75	$ 8.50	$ 17.81
Tenant Improvements ($/sq. ft.)	$ 26.85	$ 27.00	$ 26.87	$ 17.26	$ 33.89	$ 21.24
Leasing Commissions ($/sq. ft.)	$ 1.91	$ 2.00	$ 1.92	$ 2.80	$ 2.00	$ 2.61

Renewals

	For the Three Months Ended September 30, 2012			For the Nine Months Ended September 30, 2012		
	Non-Anchors	Anchors	Total	Non-Anchors	Anchors	Total
Number of Leases	10	1	11	50	8	58
Gross Leasable Area (sq. ft.)	26,365	26,062	52,427	110,236	239,375	349,611
Initial Base Rent ($/sq. ft.)	$ 17.62	$ 8.29	$ 12.98	$ 22.21	$ 7.34	$ 12.03
Tenant Improvements ($/sq. ft.)	$ 1.69	$ 1.71	$ 1.70	$ 0.40	$ -	$ 0.13
Leasing Commissions ($/sq. ft.)	$ -	$ -	$ -	$ -	$ 0.07	$ 0.05

Total

	For the Three Months Ended September 30, 2012			For the Nine Months Ended September 30, 2012		
	Non-Anchors	Anchors	Total	Non-Anchors	Anchors	Total
Number of Leases	36	2	38	137	10	147
Gross Leasable Area (sq. ft.)	90,203	33,715	123,918	285,934	294,760	580,694
Initial Base Rent ($/sq. ft.)	$ 17.60	$ 4.83	$ 14.13	$ 21.31	$ 7.56	$ 14.33
Tenant Improvements ($/sq. ft.)	$ 19.50	$ 6.13	$ 15.86	$ 10.76	$ 6.37	$ 8.53
Leasing Commissions ($/sq. ft.)	$ 1.35	$ 0.45	$ 1.11	$ 1.72	$ 0.44	$ 1.07

Anchor tenants are leases equal to or greater than 15,000 square feet. The anchor lease reflected in the quarter ended September 30, 2012 represents additional square footage leased to an existing anchor tenant.

Investor Information

Retail Opportunity Investments Corp.
www.roicreit.com
NASDAQ: ROIC
09/30/12 Stock Price: $12.87

Investor Relations:
Ashley Bulot
abulot@roireit.net
858.255.4913 (o)
760.688.8647 (c)

Transfer Agent:
Constance Adams
ComputerShare
constance.adams@computershare.com
201.680.5258

Research Coverage

Bank of America Merrill Lynch	Craig Schmidt	646.855.3640
Bank of Montreal	Paul Adornato	212.885.4170
Davenport & Company	Allen Bach	804.697.2954
Green Street	Jason White	949.640.8780
Sidoti & Company, LLC	Jeffrey Lau	212.453.7029
Raymond James	RJ Milligan	727.567.2660